UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2012
HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 27th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departureof Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of the Stockholders (the “Annual Meeting”) of Harbinger Group Inc. (the “Company”) held on July 30, 2012, the Company’s stockholders approved the election of two Class II directors to the Company’s board of directors (the “Board”) to serve for a three-year-term until the 2015 annual meeting of stockholders and ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ended September 30, 2012, as further described below in Item 5.07.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02 above, the Company held the Annual Meeting on July 30, 2012.  Only holders of the Company’s stock at the close of business on June 15, 2012 (the “Record Date”) were entitled to vote at the Annual Meeting.  As of the Record Date, there were 140,166,935 shares of common stock entitled to vote, the holders of which were entitled to one vote in the election of directors and on each matter submitted for stockholder approval.  In addition, as of the Record Date, there were an aggregate of 400,000 shares of Series A and Series A-2 preferred stock outstanding, the holders of which were entitled to vote with the Company’s common stock on an as-converted basis, subject to certain regulatory limitations.  Collectively, as of the Record Date, the outstanding shares of preferred stock and common stock represented 188,555,777 votes.  Holders of stock representing a total of 166,039,592 votes (88.06% of the total voting power), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders voted on two proposals at the Annual Meeting.  The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 20, 2012 (File No. 001-04219) (the “Proxy Statement”).  The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected two Class II directors to the Company’s board to serve for a three-year-term until the 2015 annual meeting of stockholders.  The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes	% Votes For

Philip A. Falcone	161,730,403	1,597,277	2,711,912	97.40%

David Maura	161,638,120	1,689,560	2,711,912	97.35%

Proposal 2: The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ended September 30, 2012.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	% Votes For

165,989,400	39,649	10,543	n/a	99.97%

On July 30, 2012, the Company issued a press release (the “Press Release”) discussing the results of the Company's stockholders vote at the Annual Meeting. A copy of the Press Release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.
Date: July 30, 2012	By:	/s/ Ehsan Zargar
		Name:	Ehsan Zargar
		Title:	Vice President, Counsel and Corporate Secretary